UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005


                               BSD SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)



          Florida                   0-27075                      1-1586472
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)



5824 2nd Street S.W., Suite 300, Calgary, Alberta, Canada        T2H 0H2
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code     (403) 257-7090
                                                  ----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

      Effective January 20, 2005, BSD Software, Inc. (the "Registrant") engaged Stonefield Josephson, Inc., as the Registrant's principal accountants to audit the Registrant's financial statements for the year ending July 31, 2005. Stonefield Josephson, Inc. replaces KPMG LLP, which had previously been engaged for the same purpose, and whose dismissal was effective January 20, 2005. The decision to change the Registrant's principal accountants was approved by the Registrant's Board of Directors on January 20, 2005.

      During the two most recent fiscal years and through the date of this Current Report on Form 8-K, the Registrant did not consult Stonefield Josephson regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that Stonefield Josephson concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The reports of KPMG LLP on the Registrant's financial statements for the fiscal years ended July 31, 2004, and July 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP has included in each of said reports a separate paragraph stating that "the Company has experienced operating losses and has a working capital deficiency, that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

      During the Registrant's last two fiscal years ended July 31, 2003, and July 31, 2004, and in the subsequent interim periods through January 20, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such periods.

      The Registrant requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter dated March 17, 2005, as received from KPMG LLP, is filed as Exhibit 16 to this Form 8-K.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BSD Software, Inc.
                                                     -------------------------
                                                           (Registrant)

Date:   March 17, 2005                               By:  /s/ Guy Fietz
                                                          --------------------
                                                          Guy Fietz, President


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

                                  EXHIBIT INDEX

Sequential        Exhibit
Page Number       Number              Document
-----------       ------              --------

5                 16                  Letter From KPMG LLP


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